                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 27, 2002

                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

           Texas                     1-13565                    76-0535259
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)

    8 Greenway Plaza, Suite 1500
            Houston, Texas                                     77046
(Address of principal executive offices)                     (Zip code)

       Registrant's telephone number, including area code: (713) 860-0100

ITEM 5.    OTHER EVENTS.

      Encompass Services Corporation (the "Company") made the press release attached hereto as Exhibit 99.1 on June 28, 2002, announcing, among other things, a $50 million rights offering in which two affiliates of Apollo Management IV, L.P. ("Apollo") have committed to purchase $35 million of the Company's securities and an amendment to the Company's credit facility. The agreement with Apollo and the amendment to the credit facility are attached hereto as Exhibits 99.2 and 99.3.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

      The following material is furnished pursuant to Item 5 as an exhibit to this Current Report on Form 8-K.

Exhibit
Number                       Description

99.1   Press Release dated June 28, 2002.

99.2   Securities Purchase Agreement dated as of June 27, 2002.

99.3   Fifth Amendment to Credit Facility.

                               S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ENCOMPASS SERVICES CORPORATION

Dated: June 28, 2002             By:  /s/ Gray H. Muzzy
                                    --------------------------------------------
                                      Gray H. Muzzy
                                      Senior Vice President, General Counsel and
                                      Secretary

                                      -3-